Going Concern and impact of COVID-19 pandemic	12 Months Ended
Dec. 31, 2022
Going Concern and impact of COVID-19 pandemic
Going Concern and impact of COVID-19 pandemic

2.Going Concern and impact of COVID-19 pandemic

The Group has incurred recurring operating losses since its inception, including net losses of RMB163.5 million, RMB101.9 million and RMB166.5 million for the years ended December 31, 2020, 2021 and 2022, respectively. Net cash used in operating activities were RMB88.9 million, RMB92.3 million and RMB109.7 million for the years ended December 31, 2020, 2021 and 2022, respectively. Accumulated deficit was RMB1,150.1 million as of December 31, 2022, respectively. As of December 31, 2022, the Company had cash and cash equivalents of RMB69.9 million (US$10.1 million).

The COVID-19 pandemic, especially the high cancelation rate of planned offline auto shows due to COVID-19 negatively impacted the Group’s business operations for the years ended December 31, 2021 and 2022. Currently, although the restrict regulation on the COVID-19 has been removed in mainland China, the Company has already been significant adversely impacted by the COVID-19 in the past three years. The Company has to recovery its business gradually by implementing the management plans. These conditions raise substantial doubt about the Group’s ability to continue as a going concern.

Historically, the Group has relied principally on both operational sources of cash and non-operational sources of financing from investors to fund its operations and business development. The Group’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan which includes increasing the utilization rate of existed staffs and potential financing from public market or private placement.

If the Group fails to achieve the goals, the Group may need additional financing to execute its business plan. If additional financing is required, the Group cannot predict whether this additional financing will be in the form of equity, debt, or another form, and the Group may not be able to obtain the necessary additional capital on a timely basis, on acceptable terms, or at all. In the event that financing sources are not available, or that the Group is unsuccessful in increasing its gross profit margin and reducing operating losses, the Group may be unable to implement its current plans for expansion, repay debt obligations or respond to competitive pressures, any of which would have a material adverse effect on the Group’s business, financial condition and results of operations and would materially adversely affect its ability to continue as a going concern.

The Group’s consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The consolidated financial statements do not include any adjustments that might result from the outcome of such uncertainties.